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                                                                    EXHIBIT 23.2


                          Independent Auditors' Consent


The Board of Directors
Helen of Troy Limited:

We consent to the use of our report incorporated herein by reference in the prospectus.


                                          /s/ KPMG LLP
                                          ------------


El Paso, Texas
June 14, 2002